Exhibit 99.2

Q3 2013 Earnings Call July 24, 2013

Forward-Looking Statements -- This presentation contains certain “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These statements are based on management’s current expectations and are subject to risks, uncertainty and changes in circumstances, which may cause actual results, performance, financial condition or achievements to differ materially from anticipated results, performance, financial condition or achievements. All statements contained herein that are not clearly historical in nature are forward-looking and the words “anticipate,” “believe,” “expect,” “estimate,” “plan,” and similar expressions are generally intended to identify forward-looking statements. We have no intention and are under no obligation to update or alter (and expressly disclaim any such intention or obligation to do so) our forward-looking statements whether as a result of new information, future events or otherwise, except to the extent required by law. The forward-looking statements in this presentation include statements addressing our future financial condition and operating results. Examples of factors that could cause actual results to differ materially from those described in the forward-looking statements include, among others, business, economic, competitive and regulatory risks, such as conditions affecting demand for products, particularly in the automotive industry and the telecommunications, computer and consumer electronics industries; competition and pricing pressure; fluctuations in foreign currency exchange rates and commodity prices; natural disasters and political, economic and military instability in countries in which we operate; developments in the credit markets; future goodwill impairment; compliance with current and future environmental and other laws and regulations; the possible effects on us of changes in tax laws, tax treaties and other legislation; the risk that Deutsch’s operations will not be successfully integrated into ours; and the risk that revenue opportunities, cost savings and other anticipated synergies from the Deutsch acquisition may not be fully realized or may take longer to realize than expected. More detailed information about these and other factors is set forth in TE Connectivity Ltd.’s Annual Report on Form 10-K for the fiscal year ended Sept. 28, 2012 as well as in our Quarterly Reports on Form 10-Q for the fiscal quarters ended Dec. 28, 2012 and March 29, 2013, Current Reports on Form 8-K and other reports filed by us with the U.S. Securities and Exchange Commission. Non-GAAP Measures -- Where we have used non-GAAP financial measures, reconciliations to the most comparable GAAP measure are provided, along with a disclosure on the usefulness of the non-GAAP measure, in this presentation. Forward-Looking Statements and Non-GAAP Measures page 2 / July 2013

Summary Adjusted EPS, Adjusted Operating Margin, and Free Cash Flow are non-GAAP measures; see Appendix for description and reconciliation. Sales of $3.45 billion exceeded guidance; down 1% versus prior year Adjusted Operating Margin of 14.8%, up 80 basis points versus prior year Adjusted EPS of $0.88 up 11% versus prior year and above guidance Free Cash Flow of $431 million; returned $314 million to shareholders Book-to-Bill of 1.02 excluding Subsea Communications Raising full year adjusted EPS guidance to $3.18 to $3.22 Continued strong margin performance page 3 / July 2013

Q3 Revenue Summary Organic Sales Growth is a non-GAAP measure; see Appendix for description and reconciliation. ($ in Millions) page 4 / July 2013 Sales ~$25 million above high end of guidance driven by Auto and Telecom (0)% (1)% $ 3,499 $ 3,449 Total (10)% (12)% 486 429 Consumer Solutions (4)% (4)% 814 779 Industrial Solutions (4)% (6)% 855 803 Network Solutions 8% 7% $ 1,344 $ 1,438 Transportation Solutions Growth Growth Q3 FY12 Q3 FY13 Segment Organic Actual ($ in Millions)

Transportation Solutions Q3 Summary Solid revenue growth in all regions; Europe bolstered by OEM export sales Global vehicle production up ~3% versus the prior year Continued strength in commercial vehicle market, particularly in China Organic Sales Growth, Adjusted Operating Income, and Adjusted Operating Margin are non-GAAP measures; see Appendix for description and reconciliation. page 5 / July 2013 ($ in Millions) 8% 7% $ 1,438 Total 10% 5% 490 Asia Pacific 6% 7% 608 EMEA 10% 9% $ 340 Americas Growth Growth Q3 FY13 Region Organic Actual Sales by Region Growth Rates Actual Organic Sales $1,438 7% 8% Orders $1,435 6% 7% Book to Bill 1.00 Adj. Operating Income $284 19% Adj. Operating Margin 19.7% Sales by Business Growth Rates Actual Organic Automotive $1,438 7% 8% Transportation Solutions $1,438 7% 8% Sales by Region Actual Organic Region Q3 FY13 Growth Growth Americas $ 340 9% 10% EMEA 608 7% 6% Asia Pacific 490 5% 10% Total $ 1,438 7% 8% Solid revenue growth in all regions; Europe bolstered by OEM export sales Globalvehicleproductionup ~3% versusthe prior year Continued strength in commercial vehicle market, particularly in China

Network Solutions Q3 Summary Telecom market gradually improving Data Communications market demand mixed; actual growth impacted by divestiture of magnetics business earlier in 2013 Project financing delays persist in Subsea Communications ($ in Millions) Organic Sales Growth, Adjusted Operating Income, and Adjusted Operating Margin are non-GAAP measures; see Appendix for description and reconciliation. page 6 / July 2013 Sales By Business Growth Rates Actual Organic Telecom Networks $348 1% 1% Data Communications 190 (17)% (8)% Enterprise Networks 161 (2)% (1)% Subsea Communications 104 (11)% (11)% Network Solutions $803 (6)% (4)% Growth Rates Actual Organic Sales $803 (6)% (4)% Orders $745 (12)% (10)% Orders ex SubCom $723 (2)% 1% Book to Bill 0.93 B:B ex SubCom 1.03 Adj. Operating Income $74 (10)% Adj. Operating Margin 9.2% Sales By Business Growth Rates Actual Organic Telecom Networks $348 1% 1% Data Communications 190 (17)% (8)% Enterprise Networks 161 (2)% (1)% Subsea Communications 104 (11)% (11)% Network Solutions $803 (6)% (4)% Sales by Region Actual Organic Region Q3 FY13 Growth Growth Americas $ 413 (5)% (4)% EMEA 200 (2)% (3)% Asia Pacific 190 (12)% (4)% Total $ 803 (6)% (4)% Telecom market gradually improving Data Communications market demand mixed; actual growth impacted by divestiture of magnetics business earlier in 2013 Project financing delays persist in Subsea Communications

Industrial Solutions Q3 Summary Segment sales in line with guidance Aerospace, Defense, & Marine revenues up in all regions; commercial aerospace and oil & gas markets remain solid Industrial Equipment demand improving, but still below prior year levels Energy demand continues to be soft Organic Sales Growth, Adjusted Operating Income, and Adjusted Operating Margin are non-GAAP measures; see Appendix for description and reconciliation. page 7 / July 2013 ($ in Millions) Sales by Business Growth Rates Actual Organic Industrial $306 (9)% (8)% Aerospace, Defense, & Marine 265 2% 3% Energy 208 (4)% (4)% Industrial Solutions $779 (4)% (4)% Growth Rates Actual Organic Sales $779 (4)% (4)% Orders $799 3% 4% Book to Bill 1.03 Adj. Operating Income $108 (13)% Adj. Operating Margin 13.9% Sales by Business Growth Rates Actual Organic Industrial $306 (9)% (8)% Aerospace, Defense, &Marine 265 2% 3% Energy 208 (4)% (4)% Industrial Solutions $779 (4)% (4)% Sales by Region Actual Organic Region Q3 FY13 Growth Growth Americas $ 324 (4)% (3)% EMEA 321 (5)% (6)% Asia Pacific 134 (4)% 1% Total $ 779 (4)% (4)% Segment sales in line with guidance Aerospace, Defense, & Marine revenues up in all regions; commercial aerospace and oil & gas marketsremainsolid Industrial Equipment demand improving, but still below prior year levels Energy demand continues to be soft

Consumer Solutions Q3 Summary Adjusted Operating margins improved due to productivity and new product introductions Mobile device growth offset by PC declines Appliance market up sequentially driven by housing growth in US and China Organic Sales Growth, Adjusted Operating Income, and Adjusted Operating Margin are non-GAAP measures; see Appendix for description and reconciliation. page 8 / July 2013 ($ in Millions) Sales by Business Growth Rates Actual Organic Consumer Devices $243 (14)% (12)% Appliance 186 (8)% (7)% Consumer Solutions $429 (12)% (10)% Growth Rates Actual Organic Sales $429 (12)% (10)% Orders $454 (5)% (3)% Book to Bill 1.06 Adj. Operating Income $43 (7)% Adj. Operating Margin 10.0%

Q3 Financial Summary ($ in Millions, except per share amounts) Adjusted Operating Income, Adjusted Operating Margin and Adjusted EPS are non-GAAP measures; see Appendix for description and reconciliation. page 9 / July 2013 $ 0.79 $ 0.88 (0.02) (0.02) 0.16 - 0.04 0.11 $ 0.60 $ 0.79 14.0% 14.8% 10.6% 12.7% $ 490 $ 509 Net Sales Operating Income Restructuring & Other Charges, net Acquisition Related Charges Adjusted Operating Income Operating Margin Adjusted Operating Margin GAAP Earnings Per Share Restructuring & Other Charges, net Acquisition Related Charges Tax Items Adjusted EPS $ 3,449 $ 3,499 $ 439 $ 371 67 25 3 94

Q3 Operating Results & Other Items ($ in Millions) Adjusted Gross Margin Percentage, Adjusted Other Income, Adjusted Income Tax Expense and Adjusted Effective Tax Rate are non-GAAP measures; see Appendix for description and reconciliation. Adjusted Gross Margin Percentage Operating Expenses Other Items page 10 / July 2013 Q2 FY12 Q3 FY12 Q4 FY12 Q1 FY13 Q2 FY13 Q3 FY13 Series1 31.4% 31.0% 31.8% 31.6% 32.2% 32.8% 29% 31% 33% Q3 FY13 Q3 FY12 RD&E 167 $ 173 $ SG&A 456 423 Total 623 $ 596 $ % of Sales RD&E 4.8% 4.9% SG&A 13.2% 12.1% ($ in Millions) Q3 FY13 Q3 FY12 Interest Expense, Net (32) $ (42) $ Adjusted Other Income, Net 10 $ 9 $ Income Tax Expense (93) $ (88) $ Effective Tax Rate 21.9% 25.3% Adj. Income Tax Expense (115) $ (117) $ Adj. Effective Tax Rate 23.6% 25.6%

Q3 Balance Sheet and Cash Flow Summary Free Cash Flow is a non-GAAP measure; see Appendix for description and reconciliation. Liquidity, Cash & Debt Free Cash Flow and Working Capital page 11 / July 2013 ($ in Millions) Q3 FY13 Q3 FY12 Cash from Continuing Operations 614 $ 498 $ Capital expenditures, net (144) (109) Pre-separation tax payments, net (39) 8 Payments related to accrued interest on debt assumed in the acquisition of Deutsch - 17 Free Cash Flow 431 $ 414 $ YTD Free Cash Flow 1,088 $ 865 $ A/R - $ 2,257 $ $2,393 Days Sales Outstanding 59 62 Inventory (Excl. CIP) - $ 1,737 $ $1,815 Days on Hand 68 66 Accounts Payable - $ 1,357 $ $1,383 Days Outstanding 53 50 Liquidity Summary ($ in Millions) Q3 FY13 Q3 FY12 Beginning Cash Balance 1,073 $ 2,866 $ Free Cash Flow 431 414 Dividends (104) (90) Share repurchases (253) - Proceeds from exercise of share options 67 4 Pre-separation tax payments, net 39 (8) Net decrease in commercial paper - (219) Deutsch acquisition - (1,384) Proceeds from sales of business - 394 Repayment of debt (1) (642) Other 10 (33) Ending Cash Balance 1,262 $ 1,302 $ Total Debt 3,018 $ 3,759 $

Q4 Outlook^ ^ Assumes foreign exchange rates and commodity prices that are consistent with current levels. * Organic Sales Growth and Adjusted EPS are non-GAAP measures; see Appendix for description. Transportation Solutions Up high single digits vs. prior year Global auto production expected to be up ~3-4% vs. prior year Asia up ~5% North America up ~8% EMEA down ~1% Network Solutions Down mid single digits vs. prior year Telecom - fiber growth offset by copper declines Subsea Communications revenues of ~$110 million Industrial Solutions Flat to up-slightly vs. prior year Industrial equipment improving gradually; Energy remains soft Consumer Solutions Down mid single digits vs. prior year PC market continues to decline but showing signs of stabilization Tablets and smart phones continue to grow page 12 / July 2013 Guidance mid-point: Revenue up slightly and ~18% Adjusted EPS growth versus prior year ($ in Millions, except per share amounts) Sales $3,350 to $3,450 Y/Y Growth Actual - % 3% Organic* 1% 4% Adjusted EPS* $0.88 to $0.92 Y/Y Growth 16% 21%

FY13 Outlook^ ^ Assumes foreign exchange rates and commodity prices that are consistent with current levels. * Organic Sales Growth and Adjusted EPS are non-GAAP measures; see Appendix for description. Guidance mid-point: Revenue flat and ~12% Adjusted EPS growth versus prior year Transportation Solutions – up mid single digits Global auto production expected to be up ~2% Asia up ~4% North America up ~6% EMEA down ~5% Network Solutions – down high single digits Telecom market improving, however down low single digits vs. prior year Demand remains soft in networking markets Subsea Communications revenues of ~$400 million Industrial Solutions – flat to up slightly Slight improvement in industrial equipment markets offset by slower defense and energy markets Strength in commercial aerospace and oil & gas markets Consumer Solutions – down mid single digits Growth in smart phones and tablets offset by weak PC market page 13 / July 2013 ($ in Millions, except per share amounts) Sales $13,200 to $13,300 Y/Y Growth Actual (1)% - % Organic* (2)% (1)% Adjusted EPS* $3.18 to $3.22 Y/Y Growth 11% 13%

Q&A page 14 / July 2013

Appendix page 15 / July 2013

Non-GAAP Measures “Organic Sales Growth,” “Adjusted Gross Margin,” “Adjusted Gross Margin Percentage,” “Adjusted Operating Income,” “Adjusted Operating Margin,” “Adjusted Other Income, Net,” “Adjusted Income Tax Expense,” “Adjusted Effective Tax Rate,” ”Adjusted Income from Continuing Operations,” “Adjusted Earnings Per Share,” and “Free Cash Flow” (FCF) are non-GAAP measures and should not be considered replacements for GAAP* results. “Organic Sales Growth” is a useful measure used by us to measure the underlying results and trends in the business. The difference between reported net sales growth (the most comparable GAAP measure) and Organic Sales Growth (the non-GAAP measure) consists of the impact from foreign currency exchange rates and acquisitions and divestitures, if any. Organic Sales Growth is a useful measure of our performance because it excludes items that: i) are not completely under management’s control, such as the impact of changes in foreign currency exchange rates; or ii) do not reflect the underlying growth of the company, such as acquisition and divestiture activity. The limitation of this measure is that it excludes items that have an impact on our sales. This limitation is best addressed by using organic sales growth in combination with the GAAP results. We present gross margin and adjusted gross margin percentage before special items including charges or income related to restructuring and other charges and acquisition related charges, if any ("Adjusted Gross Margin“ and “Adjusted Gross Margin Percentage”). We present Adjusted Gross Margin and Adjusted Gross Margin Percentage before special items to give investors a perspective on the underlying business results. These measures should be considered in conjunction with gross margin calculated using our GAAP results in order to understand the amounts, character and impact of adjustments to gross margin. We present operating income before special items including charges or income related to legal settlements and reserves, restructuring and other charges, acquisition related charges, impairment charges, and other income or charges, if any (“Adjusted Operating Income”). We utilize Adjusted Operating Income to assess segment level core operating performance and to provide insight to management in evaluating segment operating plan execution and underlying market conditions. It also is a significant component in our incentive compensation plans. Adjusted Operating Income is a useful measure for investors because it provides insight into our underlying operating results, trends, and the comparability of these results between periods. The difference between Adjusted Operating Income and operating income (the most comparable GAAP measure) consists of the impact of charges or income related to legal settlements and reserves, restructuring and other charges, acquisition related charges, impairment charges, and other income or charges, if any, that may mask the underlying operating results and/or business trends. The limitation of this measure is that it excludes the financial impact of items that would otherwise either increase or decrease our reported operating income. This limitation is best addressed by using Adjusted Operating Income in combination with operating income (the most comparable GAAP measure) in order to better understand the amounts, character and impact of any increase or decrease on reported results. We present operating margin before special items including charges or income related to legal settlements and reserves, restructuring and other charges, acquisition related charges, impairment charges, and other income or charges, if any (“Adjusted Operating Margin”). We present Adjusted Operating Margin before special items to give investors a perspective on the underlying business results. It also is a significant component in our incentive compensation plans. This measure should be considered in conjunction with operating margin calculated using our GAAP results in order to understand the amounts, character and impact of adjustments to operating margin. We present other income, net before special items including tax sharing income related to certain proposed adjustments to prior period tax returns and other tax items, if any (“Adjusted Other Income, Net”). We present Adjusted Other Income, Net as we believe that it is appropriate for investors to consider results excluding these items in addition to results in accordance with GAAP. The difference between Adjusted Other Income, Net and other income, net (the most comparable GAAP measure) consists of tax sharing income related to certain proposed adjustments to prior period tax returns and other tax items, if any. The limitation of this measure is that it excludes the financial impact of items that would otherwise either increase or decrease other income, net. This limitation is best addressed by using Adjusted Other Income, Net in combination with other income, net (the most comparable GAAP measure) in order to better understand the amounts, character and impact of any increase or decrease in reported amounts. * U.S. Generally Accepted Accounting Principles page 16 / July 2013

Non-GAAP Measures (cont.) We present income tax expense after adjusting for the tax effect of special items including charges related to restructuring and other charges, acquisition related charges, impairment charges, other income or charges, and certain significant special tax items, if any (“Adjusted Income Tax Expense”). We present Adjusted Income Tax Expense to provide investors further information regarding the tax effects of adjustments used in determining the non-GAAP financial measure Adjusted Income from Continuing Operations (as defined below). The difference between Adjusted Income Tax Expense and income tax expense (the most comparable GAAP measure) is the tax effect of adjusting items and certain significant special tax items, if any. The limitation of this measure is that it excludes the financial impact of items that would otherwise either increase or decrease income tax expense. This limitation is best addressed by using Adjusted Income Tax Expense in combination with income tax expense (the most comparable GAAP measure) in order to better understand the amounts, character and impact of any increase or decrease in reported amounts. We present effective income tax rate after adjusting for the tax effect of special items including charges related to restructuring and other charges, acquisition related charges, impairment charges, other income or charges, and certain significant special tax items, if any (“Adjusted Effective Tax Rate”). We present Adjusted Effective Tax Rate to provide investors further information regarding the tax rate effects of adjustments used in determining the non-GAAP financial measure Adjusted Income from Continuing Operations (as defined below). The difference between Adjusted Effective Tax Rate and effective income tax rate (the most comparable GAAP measure) is the tax rate effect of the adjusting items and certain significant special tax items, if any. The limitation of this measure is that it excludes the financial impact of items that would otherwise either increase or decrease the effective income tax rate. This limitation is best addressed by using Adjusted Effective Tax Rate in combination with effective income tax rate (the most comparable GAAP measure) in order to better understand the amounts, character and impact of any increase or decrease in reported amounts. We present income from continuing operations attributable to TE Connectivity Ltd. before special items including charges or income related to legal settlements and reserves, restructuring and other charges, acquisition related charges, impairment charges, tax sharing income related to certain proposed adjustments to prior period tax returns and other tax items, certain significant special tax items, other income or charges, if any, and, if applicable, related tax effects (“Adjusted Income from Continuing Operations”). We present Adjusted Income from Continuing Operations as we believe that it is appropriate for investors to consider results excluding these items in addition to results in accordance with GAAP. Adjusted Income from Continuing Operations provides additional information regarding our underlying operating results, trends and the comparability of these results between periods. The difference between Adjusted Income from Continuing Operations and income from continuing operations attributable to TE Connectivity Ltd. (the most comparable GAAP measure) consists of the impact of charges or income related to legal settlements and reserves, restructuring and other charges, acquisition related charges, impairment charges, tax sharing income related to certain proposed adjustments to prior period tax returns and other tax items, certain significant special tax items, other income or charges, if any, and, if applicable, related tax effects. The limitation of this measure is that it excludes the financial impact of items that would otherwise either increase or decrease our reported results. This limitation is best addressed by using Adjusted Income from Continuing Operations in combination with income from continuing operations attributable to TE Connectivity Ltd. (the most comparable GAAP measure) in order to better understand the amounts, character and impact of any increase or decrease in reported amounts. We present diluted earnings per share from continuing operations attributable to TE Connectivity Ltd. before special items, including charges or income related to legal settlements and reserves, restructuring and other charges, acquisition related charges, impairment charges, tax sharing income related to certain proposed adjustments to prior period tax returns and other tax items, certain significant special tax items, other income or charges, if any, and, if applicable, related tax effects (“Adjusted Earnings Per Share”). We present Adjusted Earnings Per Share because we believe that it is appropriate for investors to consider results excluding these items in addition to results in accordance with GAAP. We believe such a measure provides a picture of our results that is more comparable among periods since it excludes the impact of special items, which may recur, but tend to be irregular as to timing, thereby making comparisons between periods more difficult. It also is a significant component in our incentive compensation plans. The limitation of this measure is that it excludes the financial impact of items that would otherwise either increase or decrease our reported results. This limitation is best addressed by using Adjusted Earnings Per Share in combination with diluted earnings per share from continuing operations attributable to TE Connectivity Ltd. (the most comparable GAAP measure) in order to better understand the amounts, character and impact of any increase or decrease on reported results. “Free Cash Flow” (FCF) is a useful measure of our performance and ability to generate cash. It also is a significant component in our incentive compensation plans. The difference between net cash provided by continuing operating activities (the most comparable GAAP measure) and FCF (the non-GAAP measure) consists mainly of significant cash outflows and inflows that we believe are useful to identify. We believe free cash flow provides useful information to investors as it provides insight into the primary cash flow metric used by management to monitor and evaluate cash flows generated from our operations. The difference reflects the impact from net capital expenditures, voluntary pension contributions, and special items, if any. page 17 / July 2013

Non-GAAP Measures (cont.) Net capital expenditures are subtracted because they represent long-term commitments. Voluntary pension contributions are subtracted from the GAAP measure because this activity is driven by economic financing decisions rather than operating activity. Certain special items, including net payments related to pre-separation tax matters, also are considered by management in evaluating free cash flow. We believe investors should consider these items in evaluating our free cash flow. We forecast our cash flow results excluding any voluntary pension contributions because we have not yet made a determination about the amount and timing of any such future contributions. In addition, our forecast excludes the cash impact of special items because we cannot predict the amount and timing of such items. FCF as presented herein may not be comparable to similarly-titled measures reported by other companies. The primary limitation of this measure is that it excludes items that have an impact on our GAAP cash flow. Also, it subtracts certain cash items that are ultimately within management’s and the Board of Directors’ discretion to direct and may imply that there is less or more cash available for our programs than the most comparable GAAP measure indicates. This limitation is best addressed by using FCF in combination with the GAAP cash flow results. It should not be inferred that the entire free cash flow amount is available for future discretionary expenditures, as our definition of free cash flow does not consider certain non-discretionary expenditures, such as debt payments. In addition, we may have other discretionary expenditures, such as discretionary dividends, share repurchases, and business acquisitions, that are not considered in the calculation of free cash flow. Because we do not predict the amount and timing of special items that might occur in the future, and our forecasts are developed at a level of detail different than that used to prepare GAAP-based financial measures, we do not provide reconciliations to GAAP of our forward-looking financial measures. page 18 / July 2013

Net Sales Growth Reconciliation – Q3 13 vs. Q3 12 page 19 / July 2013 Translation (2) Divestiture Transportation Solutions (3) : Automotive 109 $ 8.1% (15) $ - $ 94 $ 7.0% 100 % Total 109 8.1 (15) - 94 7.0 100 % Network Solutions (3) : Telecom Networks 2 0.6 1 - 3 0.9 43 Data Communications (19) (8.0) (1) (19) (39) (17.0) 24 Enterprise Networks (1) (0.8) (2) - (3) (1.8) 20 Subsea Communications (13) (10.9) - - (13) (11.1) 13 Total (31) (3.6) (2) (19) (52) (6.1) 100 % Industrial Solutions (3) : Industrial (30) (8.2) (2) - (32) (9.5) 39 Aerospace, Defense, and Marine 8 2.9 (2) - 6 2.3 34 Energy (9) (4.3) - - (9) (4.1) 27 Total (31) (3.8) (4) - (35) (4.3) 100 % Consumer Solutions (3) : Consumer Devices (35) (12.1) (6) - (41) (14.4) 57 Appliance (15) (7.2) (1) - (16) (7.9) 43 Total (50) (10.2) (7) - (57) (11.7) 100 % Total (3) $ (0.1) % (28) $ (19) $ (50) $ (1.4) % (1) Represents the change in net sales resulting from volume and price changes, before consideration of acquisitions, divestitures, and the impact of changes in foreign currency exchange rates. Organic net sales growth is a non-GAAP measure. See description of non-GAAP measures contained in this appendix. (2) Represents the change in net sales resulting from changes in foreign currency exchange rates. (3) Industry end market information about net sales is presented consistently with our internal management reporting and may be periodically revised as management deems necessary. ($ in millions) June 28, 2013 versus Net Sales for the Quarter Ended June 29, 2012 Organic (1) Total Quarter Ended Percentage of Segment's Total Change in Net Sales for the Quarter Ended June 28, 2013 Net Sales for the

Net Sales Growth Reconciliation – Q3 13 vs. Q2 13 page 20 / July 2013 Translation (2) Divestiture Transportation Solutions (3) : Automotive 75 $ 5.4% (22) $ - $ 53 $ 3.8% 100 % Total 75 5.4 (22) - 53 3.8 100 % Network Solutions (3) : Telecom Networks 51 16.6 (4) - 47 15.6 43 Data Communications 20 10.2 (3) (21) (4) (2.1) 24 Enterprise Networks 15 10.3 (2) - 13 8.8 20 Subsea Communications 21 25.9 1 - 22 26.8 13 Total 107 14.8 (8) (21) 78 10.8 100 % Industrial Solutions (3) : Industrial 31 11.1 (4) - 27 9.7 39 Aerospace, Defense, and Marine 3 1.0 (2) - 1 0.4 34 Energy 17 9.0 (2) - 15 7.8 27 Total 51 6.9 (8) - 43 5.8 100 % Consumer Solutions (3) : Consumer Devices 1 0.6 (2) - (1) (0.4) 57 Appliance 13 7.2 (2) - 11 6.3 43 Total 14 3.3 (4) - 10 2.4 100 % Total 247 $ 7.5% (42) $ (21) $ 184 $ 5.6 % Percentage of Segment's Total Change in Net Sales for the Quarter Ended June 28, 2013 Net Sales for the (1) Represents the change in net sales resulting from volume and price changes, before consideration of acquisitions, divestitures, and the impact of changes in foreign currency exchange rates. Organic net sales growth is a non-GAAP measure. See description of non-GAAP measures contained in this appendix. (2) Represents the change in net sales resulting from changes in foreign currency exchange rates. (3) Industry end market information about net sales is presented consistently with our internal management reporting and may be periodically revised as management deems necessary. versus Net Sales for the Quarter Ended March 29, 2013 Quarter Ended Organic (1) Total June 28, 2013 ($ in millions)

Net Sales Growth Reconciliation by Segment and Geography – Q3 13 vs. Q3 12 page 21 / July 2013 Translation (2) Divestiture Transportation Solutions : Americas 29 $ 9.5% (2) $ - $ 27 $ 8.6 % EMEA 34 5.9 8 - 42 7.4 Asia-Pacific 46 9.8 (21) - 25 5.4 Total 109 8.1 (15) - 94 7.0 Network Solutions : Americas (17) (3.6) (1) (2) (20) (4.6) EMEA (5) (3.0) 1 (1) (5) (2.4) Asia-Pacific (9) (4.1) (2) (16) (27) (12.4) Total (31) (3.6) (2) (19) (52) (6.1) Industrial Solutions : Americas (11) (3.2) (1) - (12) (3.6) EMEA (21) (6.3) 4 - (17) (5.0) Asia-Pacific 1 0.8 (7) - (6) (4.3) Total (31) (3.8) (4) - (35) (4.3) Consumer Solutions : Americas (6) (9.0) - - (6) (7.4) EMEA (17) (17.4) 1 - (16) (18.4) Asia-Pacific (27) (8.7) (8) - (35) (11.0) Total (50) (10.2) (7) - (57) (11.7) Total: Americas (5) (0.4) (4) (2) (11) (0.9) EMEA (9) (0.7) 14 (1) 4 0.3 Asia-Pacific 11 1.0 (38) (16) (43) (3.8) Total (3) (0.1) % (28) (19) (50) (1.4) % Change in Net Sales for the Quarter Ended June 28, 2013 (1) Represents the change in net sales resulting from volume and price changes, before consideration of acquisitions, divestitures, and the impact of changes in foreign currency exchange rates. Organic net sales growth is a non-GAAP measure. See description of non-GAAP measures contained in this appendix. (2) Represents the change in net sales resulting from changes in foreign currency exchange rates. versus Net Sales for the Quarter Ended June 29, 2012 Organic (1) Total ($ in millions)

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Quarter Ended June 28, 2013 page 22 / July 2013 Acquisition Restructuring Related and Other Tax Adjusted U.S. GAAP Charges Charges, Net Items (1) (Non-GAAP) (2) Operating Income: Transportation Solutions 282 $ 1 $ 1 $ - $ 284 $ Network Solutions 48 - 26 - 74 Industrial Solutions 84 2 22 - 108 Consumer Solutions 25 - 18 - 43 Total 439 $ 3 $ 67 $ - $ 509 $ Operating Margin 12.7% 14.8% Other Income, Net 18 $ - $ - $ (8) $ 10 $ Income Tax Expense (93) $ (1) $ (21) $ - $ (115) $ Effective Tax Rate 21.9% 23.6% Income from Continuing Operations Attributable to TE Connectivity Ltd. 332 $ 2 $ 46 $ (8) $ 372 $ Diluted Earnings per Share from Continuing Operations Attributable to TE Connectivity Ltd. 0.79 $ - $ 0.11 $ (0.02) $ 0.88 $ (2) See description of non-GAAP measures contained in this appendix. (1) Relates to reimbursements by Tyco International and Covidien in connection with pre-separation tax matters. ($ in millions, except per share data) Adjustments

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Quarter Ended June 29, 2012 page 23 / July 2013 Acquisition Restructuring Related and Other Tax Adjusted U.S. GAAP Charges (1) Charges, Net Items (2) (Non-GAAP) (3) Operating Income: Transportation Solutions 178 $ 57 $ 3 $ - $ 238 $ Network Solutions 64 - 18 - 82 Industrial Solutions 87 37 - - 124 Consumer Solutions 42 - 4 - 46 Total 371 $ 94 $ 25 $ - $ 490 $ Operating Margin 10.6% 14.0% Other Income, Net 19 $ - $ - $ (10) $ 9 $ Income Tax Expense (88) $ (23) $ (6) $ - $ (117) $ Effective Tax Rate 25.3% 25.6% Income from Continuing Operations Attributable to TE Connectivity Ltd. 260 $ 71 $ 19 $ (10) $ 340 $ Diluted Earnings per Share from Continuing Operations Attributable to TE Connectivity Ltd. 0.60 $ 0.16 $ 0.04 $ (0.02) $ 0.79 $ (3) See description of non-GAAP measures contained in this appendix. (2) Relates to reimbursements by Tyco International and Covidien in connection with pre-separation tax matters. (1) Includes $68 million of non-cash amortization associated with fair value adjustments primarily related to acquired inventories and customer order backlog recorded in cost of sales, $15 million of acquisition and integration costs, and $11 million of restructuring charges. ($ in millions, except per share data) Adjustments

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Quarter Ended March 29, 2013 page 24 / July 2013 Acquisition Restructuring Related and Other Tax Adjusted U.S. GAAP Charges Charges, Net Items (1) (Non-GAAP) (2) Operating Income: Transportation Solutions 241 $ 1 $ 18 $ - $ 260 $ Network Solutions 19 - 26 - 45 Industrial Solutions 78 2 21 - 101 Consumer Solutions 21 - 16 - 37 Total 359 $ 3 $ 81 $ - $ 443 $ Operating Margin 11.0% 13.6% Other Income, Net 9 $ - $ - $ (1) $ 8 $ Income Tax Expense (60) $ (1) $ (24) $ (13) $ (98) $ Effective Tax Rate 17.8% 23.3% Income from Continuing Operations Attributable to TE Connectivity Ltd. 278 $ 2 $ 57 $ (14) $ 323 $ Diluted Earnings per Share from Continuing Operations Attributable to TE Connectivity Ltd. 0.66 $ - $ 0.13 $ (0.03) $ 0.76 $ (1) Reflects income tax benefits recognized in connection with the lapse of statutes of limitations for examinations of prior year income tax returns in certain non-U.S. locations partially offset by income tax expense related to adjustments to prior year income tax returns. (2) See description of non-GAAP measures contained in this appendix. Adjustments ($ in millions, except per share data)

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Quarter Ended September 28, 2012 page 25 / July 2013 Acquisition Restructuring Related and Other Tax Adjusted U.S. GAAP Charges (1) Charges, Net Items (2) (Non-GAAP) (3) Operating Income: Transportation Solutions 196 $ 5 $ 5 $ - $ 206 $ Network Solutions 71 - 11 - 82 Industrial Solutions 97 9 14 - 120 Consumer Solutions 37 - 9 - 46 Total 401 $ 14 $ 39 $ - $ 454 $ Operating Margin 11.9% 13.5% Other Income, Net 19 $ - $ - $ (7) $ 12 $ Income Tax (Expense) Benefit 18 $ (1) $ (10) $ (107) $ (100) $ Effective Tax Rate (4.7)% 23.5% Income from Continuing Operations Attributable to TE Connectivity Ltd. 398 $ 13 $ 29 $ (114) $ 326 $ Diluted Earnings per Share from Continuing Operations Attributable to TE Connectivity Ltd. 0.93 $ 0.03 $ 0.07 $ (0.27) $ 0.76 $ (3) See description of non-GAAP measures contained in this appendix. Adjustments ($ in millions, except per share data) (1) Includes $7 million of non-cash amortization associated with acquisition-related adjustments recorded in cost of sales, $4 million of acquisition and integration costs, and $3 million of restructuring costs. (2) Other income adjustment relates to reimbursements by Tyco International and Covidien in connection with pre-separation tax matters. Income tax expense adjustment includes income tax benefits recognized in connection with a reduction in the valuation allowance associated with certain tax loss carryforwards.

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Year Ended September 28, 2012 page 26 / July 2013 Acquisition Restructuring Related and Other Tax Adjusted U.S. GAAP Charges (1) Charges, Net Items (2) (Non-GAAP) (3) Operating Income: Transportation Solutions 754 $ 67 $ 9 $ - $ 830 $ Network Solutions 247 - 59 - 306 Industrial Solutions 378 49 23 - 450 Consumer Solutions 139 - 23 - 162 Total 1,518 $ 116 $ 114 $ - $ 1,748 $ Operating Margin 11.4% 13.2% Other Income, Net 50 $ - $ - $ (17) $ 33 $ Income Tax Expense (249) $ (24) $ (33) $ (90) $ (396) $ Effective Tax Rate 17.6% 24.3% Income from Continuing Operations Attributable to TE Connectivity Ltd. 1,163 $ 92 $ 81 $ (107) $ 1,229 $ Diluted Earnings per Share from Continuing Operations Attributable to TE Connectivity Ltd. 2.70 $ 0.21 $ 0.19 $ (0.25) $ 2.86 $ (2) Other income adjustment relates to reimbursements by Tyco International and Covidien in connection with pre-separation tax matters. Income tax expense adjustments include income tax benefits recognized in connection with a reduction in the valuation allowance associated with certain tax loss carryforwards and income tax expense associated with certain non-U.S. tax rate changes. ($ in millions, except per share data) (1) Includes $75 million of non-cash amortization associated with fair value adjustments primarily related to acquired inventories and customer order backlog recorded in cost of sales, $27 million of acquisition and integration costs, and $14 million of restructuring charges. (3) See description of non-GAAP measures contained in this appendix. Adjustments

Gross Margin & Gross Margin Percentage Reconciliation page 27 / July 2013 For the Quarters Ended March 30, June 29, September 28, December 28, March 29, June 28, 2012 2012 2012 2012 2013 2013 ($ in millions) Net sales 3,249 $ 3,499 $ 3,364 $ 3,134 $ 3,265 $ 3,449 $ Cost of sales 2,228 2,481 2,300 2,145 2,213 2,317 Gross margin 1,021 1,018 1,064 989 1,052 1,132 Gross margin percentage 31.4% 29.1% 31.6% 31.6% 32.2% 32.8% Acquisition Related Charges - 68 7 - - - Adjusted gross margin (1) 1,021 $ 1,086 $ 1,071 $ 989 $ 1,052 $ 1,132 $ Adjusted gross margin percentage (1) 31.4% 31.0% 31.8% 31.6% 32.2% 32.8% (1) See description of non-GAAP measures contained in this appendix.

Reconciliation of Free Cash Flow page 28 / July 2013 For the Nine Months Ended June 28, June 29, 2013 2012 (in millions) Reconciliation of Free Cash Flow: Net cash provided by continuing operating activities 1,453 $ 1,174 $ Capital expenditures, net (393) (372) Pre-separation tax payments, net 28 26 Payments related to accrued interest on debt assumed in the acquisition of Deutsch - 17 Payments to settle acquisition-related foreign currency derivative contracts - 20 Free Cash Flow (1) 1,088 $ 865 $ (1) See description of non-GAAP measures contained in this appendix.

[LOGO]